UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-5 Home Equity Mortgage Pass-Through Certificates, Series 2003-5)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-04              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, and Ocwen Federal Bank FSB as servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust Series 2003-5
Home Equity Mortgage Pass-Through Certificates, Series 2003-5
--------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 5, 2004              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003

                                       -5-



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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-5
                                Statement to Certificate Holders
                                        December 26, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        83,500,000.00    79,093,293.00   2,773,401.21     104,801.36    2,878,202.57      0.00         0.00       76,319,891.79
A2        74,000,000.00    67,983,657.52   3,786,439.98      77,201.58    3,863,641.56      0.00         0.00       64,197,217.54
A3        40,000,000.00    40,000,000.00           0.00      57,479.17       57,479.17      0.00         0.00       40,000,000.00
AR               100.00             0.00           0.00           0.00            0.00      0.00         0.00                0.00
M1        25,625,000.00    25,625,000.00           0.00      43,442.38       43,442.38      0.00         0.00       25,625,000.00
M2        16,875,000.00    16,875,000.00           0.00      42,413.09       42,413.09      0.00         0.00       16,875,000.00
B         10,000,000.00    10,000,000.00           0.00      46,230.90       46,230.90      0.00         0.00       10,000,000.00
P                100.00           100.00           0.00      23,460.08       23,460.08      0.00         0.00              100.00
TOTALS   250,000,200.00   239,577,050.52   6,559,841.19     395,028.56    6,954,869.75      0.00         0.00      233,017,209.33

X1       250,000,000.00   241,143,831.92           0.00           0.00            0.00      0.00         0.00      236,207,683.38
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541QTA0      947.22506587   33.21438575     1.25510611    34.46949186          914.01068012        A1        1.538750 %
A2       22541QTB8      918.69807459   51.16810784     1.04326459    52.21137243          867.52996676        A2        1.318750 %
A3       22541QTC6    1,000.00000000    0.00000000     1.43697925     1.43697925        1,000.00000000        A3        1.668750 %
AR       22541QTD4        0.00000000    0.00000000     0.00000000     0.00000000            0.00000000        AR       10.297654 %
M1       22541QTE2    1,000.00000000    0.00000000     1.69531239     1.69531239        1,000.00000000        M1        1.968750 %
M2       22541QTF9    1,000.00000000    0.00000000     2.51336830     2.51336830        1,000.00000000        M2        2.918750 %
B        22541QTG7    1,000.00000000    0.00000000     4.62309000     4.62309000        1,000.00000000        B         5.368750 %
P        22541QTH5    1,000.00000000    0.00000000            ###            ###        1,000.00000000        P        10.297654 %
TOTALS                  958.30743543   26.23934377     1.58011298    27.81945674          932.06809167

X1       22541QTJ1      964.57532768    0.00000000     0.00000000     0.00000000          944.83073352        X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4507
                               Fax: 212) 623-5930
                         Email: scott.b.rubin@chase.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                           4,936,148.54

                           Scheduled Principal Payments                                                            173,247.60

                           Principal Prepayments                                                                 4,641,563.55

                           Curtailments                                                                            121,108.71

                           Curtailment Interest Adjustments                                                            257.30

                           Repurchase Principal                                                                          0.00

                           Substitution Amounts                                                                          0.00

                           Net Liquidation Proceeds                                                                      0.00

                           End of Pre-Funding Period Transfer                                                   15,684,118.00

                           Other Principal Adjustments                                                                 -28.62

                           Gross Interest                                                                        2,179,237.46

                           Recoveries from Prior Loss Determinations                                                     0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                  601.75

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                  0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                   23,459
                           Balance of Loans with Respect to which Prepayment Penalties were Collected              676,903.00

                           Amount of Prepayment Penalties Collected                                                 23,459.22

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                        5,397

                           Beginning Aggregate Loan Balance                                                    241,143,977.10

                           Ending Number of Loans Outstanding                                                           5,710

                           Ending Aggregate Loan Balance                                                       236,207,828.56

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fees)                                     104,237.53

                           Trustee Fees                                                                              2,009.53

Sec. 4.06(a)(vii)          Current Advances                                                                               N/A

                           Aggregate Advances                                                                             N/A

Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                        67             3,309,842.44                  1.40 %
                                                 2 Month                        41             1,698,376.52                  0.72 %
                                                 3 Month                        29             1,063,055.13                  0.45 %
                                                  Total                        137             6,071,274.09                  2.57 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                           11              357,399.13                  0.15 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            1               99,803.61                  0.04 %

Section 4.06(a)(xi)        REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                            0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                            73,482.75

Sec. 4.06 (a)(xiv)         Amount on Deposit in Pre-Funding Account                                                           0.00

Sec. 4.06 (a)(xiv)         Capitalized Interest Requirement                                                              24,325.13

Sec. 4.06 (a)(xiv)         Weighted Average Net Mortgage Rate                                                           10.29765 %

Sec. 4.06 (a)(xiv)         Net Excess Spread                                                                             1.09776 %

Trigger Event              Trigger Event Occurrence (Effective October 2006)                                                    NO
                           (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                              0.78497 %
                           Sr. Enhancement Percentage x 18%                                                              4.24385 %
                                                 OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                       0.00 %
                           Cumulative Loss Limit                                                                            8.00 %

O/C Reporting              Targeted Overcollateralization Amount                                                     14,375,011.50
                           Ending Overcollateralization Amount                                                        3,190,619.23
                           Ending Overcollateralization Deficiency                                                   11,184,392.27
                           Overcollateralization Release Amount                                                               0.00
                           Monthly Excess Interest                                                                    1,623,692.65
                           Payment to Class X-1                                                                               0.00



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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